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                             INDUSTRIAL LEASE AGREEMENT

                             LESSOR: CONTINENTAL, INC.

                          LESSEE:  BIRTHDAY EXPRESS, INC.

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

TABLE OF CONTENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II
BASIC LEASE PROVISIONS OF THE LEASE AGREEMENT. . . . . . . . . . . . . . . . . . . IV
1.   PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
2.   PREMISES, PARKING AND COMMON AREAS. . . . . . . . . . . . . . . . . . . . . . .1
3.   TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
4.   RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
5.   SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
6.   USE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREAS SERVICES . . . . . . . . . .5
8.   INSURANCE INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
9.   DAMAGE OR DESTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
10.  REAL PROPERTY TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
11.  UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
12.  ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . . . . . 11
13.  DEFAULT REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
14.  CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
15.  BROKER'S FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
16.  ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
17.  LESSOR'S LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
18.  SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
19.  INTEREST ON PAST-DUE OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . . 17
20.  TIME OF ESSENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
21.  ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
22.  INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS . . . . . . . . . . . . . . . . 17
23.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
24.  WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
25.  RECORDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
26.  HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
27.  CUMULATIVE REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
28.  COVENANTS AND CONDITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
29.  BINDING EFFECT, CHOICE OF LAW . . . . . . . . . . . . . . . . . . . . . . . . 19
30.  ATTORNEY'S FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
31.  LESSOR'S ACCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
32.  AUCTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
33.  SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
34.  MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
35.  CONSENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
36.  GUARANTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
37.  QUIET POSSESSION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
38.  SECURITY MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
39.  EASEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
40.  PERFORMANCE UNDER PROTEST . . . . . . . . . . . . . . . . . . . . . . . . . . 21
41.  AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21


42.  CONFLICT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
43.  OFFER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
44.  SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
45.  OPTION TO RENEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
LEGAL DESCRIPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
HAZARDOUS WASTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
RENT SCHEDULE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
ADDENDUM 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
ADDENDUM 1A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

                   BASIC LEASE PROVISIONS OF THE LEASE AGREEMENT
                                        FOR
                                 405 BUSINESS PARK
                                      BETWEEN
               405 BUSINESS PARK LIMITED PARTNERSHIP, AS LESSOR, AND
                         BIRTHDAY EXPRESS, INC., AS LESSEE

The following basic terms of the Lease (herein called the "Basic Lease Provisions") between Lessor and Lessee are an integral part of and are incorporated by reference into the within lease:

A.     The Building:    405 Business Park Annex

B.     The Premises:    11220 - 120th Avenue NE, Suite 101

       1. The suite number of the premises and the floors of the building in which the premises are located are as follows:

                        Suite #101
                        1st Floor

       2. The space within the premises is further described in the Lease, including the floor plan attached hereto as Exhibit A, and consists of the following approximate number of rentable square feet: 16,734 (See Exhibit A)

C.     The Term:

       5 years and 1 months, beginning on December 1, 1995 (the commencement date) and ending on December 31, 2000 (the expiration date).

D.     The Base Rent:   See exhibit D

E. Lessee's Proportionate Share of the Operating Expenses and/or increases in Real Estate Taxes of the building, for purposes of determining Lessee's annual rental adjustment, is hereby agreed to be forty six and 57/100 percent (46.57%).

F. The Security Deposit: $16,986.76 (first months prepaid rent and security deposit)

G.     The Space Plans Approval Date: N/A

H.     Lessee's Contribution for Tenant Finish Improvements: N/A

I.     Broker(s):           Pacific Real Estate Partners
       Employing Party:     Continental Real Estate Management Services

J.     Addresses for Notices and Payments:   601 Union Street, Suite 2000
                                             Seattle, WA 98101

              Lessor:   405 Business Park Limited Partnership
                        c/o Continental Real Estate Management Services 601 Union Street, Suite 2000
                        Seattle, WA 98101

              Lessee:   Birthday Express, Inc.
                        11220 - 120th Avenue NE, Suite 101
                        Kirkland, WA 98033

Checks Payable To:      Continental Real Estate Management Services
Payment Address:        601 Union Street, Suite 2000

                                  INDUSTRIAL LEASE

1.     PARTIES.

       This lease, dated ____________19___ for reference purposes only is made by and between 405 Business Park Limited Partnership (herein called Lessor) and Birthday Express, Inc. (herein called Lessee).

2.     PREMISES, PARKING AND COMMON AREAS.

       2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of King, State of Washington commonly known as 405 Business Park Annex and described as 11220-120th Avenue NE, Kirkland, WA 98033 herein referred to as the "Premises", as outlined on Exhibit A attached hereto, including rights to the common areas as hereinafter specified but not including any rights to the roof of the premises or to any building in the industrial center. The premises are a portion of a building herein referred to as the "Building". The premises, the building, the common areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center". See Exhibit E, Addendum 1A.

       2.2 VEHICLE PARKING. Parking spaces in the common areas are unreserved and unassigned. However, Lessee shall conform to such parking rules and regulations as Lessor, in its reasonable discretion, dictates. Lessee shall have the right to utilize its pro-rata share of total designated parking stalls on the Industrial Center site. At the time of lease execution, the Lessee's pro-rata share allows the Lessee to utilize approximately 28 designated parking stalls. All of the above referenced stalls are on a first come, first serve, non reserved basis except for five (5) existing, reserved visitor parking stalls adjacent to the Lessee's premises.

       2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the premises and within the exterior boundary line of the industrial center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other Lessees of the industrial center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

       2.4 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this lease, the non-exclusive right to use, in connection with others entitled to such use, the common areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the industrial center. Under no circumstances shall the right herein granted to use the common areas be deemed to include the right to store any property, temporarily or permanently, in the common areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

       2.5 COMMON AREA - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the common areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other Lessees of the industrial center, other than the remedies provided Lessee in this lease. Lessor shall be responsible for enforcing the terms of its leases with other Lessees in the Industrial Center which use the same common areas, so that such use does not interfere with this Lessees use of their demised premises or common areas provided under this lease. Lessee acknowledges at the time of lease execution, no Rules and Regulations exist on the property. Lessor may install any new Rules and Regulations at its discretion, subject to the provisions of this lease.

       2.6 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

              (a) To make changes to the common areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;

              (b) To close temporarily any of the common areas for maintenance purposes so long as reasonable access to the premises remains available;

              (c)

              (d) To add additional buildings and improvements to the common areas, but in no event shall Lessee's existing rights be reduced.

              (e) To use the common areas while engaged in making additional improvements, repairs or alterations to the industrial center, or any portion thereof;

              (f) To do and perform such other acts and make such other changes in, to or with respect to the common areas and industrial center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

              (g) Lessor shall not make changes which interfere with Lessees use of its premises, block visibility to Lessees premises, or prevent ingress or egress of lease or its customers.

3.     TERM.

       3.1 TERM. The term of this lease shall be for Five (5) Years commencing on December 1, 1995 and ending on December 31, 2000, unless sooner terminated pursuant to any provision hereof.
              See Exhibit E, Addendum 1, Paragraph 2.

       3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this lease, except as may be otherwise provided in this lease, until possession of the premises is tendered to Lessee; provided however, that if Lessor shall not have delivered possession of the premises within sixty (60), days from said commencement date, Lessee may at Lessee's option, by notice in writing to Lessor, cancel this lease, in which event the parties shall be discharged from all obligations hereunder, provided further, however, that if such written notice of Lessee is not received by Lessor, Lessee's right to cancel this lease hereunder shall terminate and be of no further force or effect.

       3.3 EARLY POSSESSION. If Lessee occupies the premises prior to said commencement date, such occupancy shall be subject to all provisions of this lease, such occupancy shall not advance the termination date.

4.     RENT.

       4.1    BASE RENT.    See Exhibit D

       4.2 OPERATING EXPENSES. In addition to base rent, Lessee shall pay to Lessor during the term hereof, as additional rental, Lessee's share as hereinafter defined, of all operating expenses during each calendar year of the term of this lease, in accordance with the following provisions:

              (a)    "Lessee's Share" is defined for purposes of this lease, as
              46.57 percent.

              (b) "Operating Expenses" is defined, for purposes of this lease, as all costs incurred by Lessor, if any, for:

                     (I) The operation, repair and maintenance, in neat, clean, good order and condition of the following:

                            (aa) The common areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems.
                            Common areas lighting facilities and fences and gates.
                            (bb)   Trash disposal services.
                            (cc)   Tenant directories.
                            (dd) Fire detection systems including sprinkler system maintenance and repair.
                            (ee)   Security Services.
                            (ff) Any other service to be provided by Lessor that is elsewhere in this lease stated to be an "Operating Expense".

                     (II) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2.

                     (III) The cost of the premiums in the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof.

                     (IV) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof.

                     (V) The cost of water, gas and electricity to service the common areas.

              (c) The inclusion of the improvements, facilities and service set forth in paragraph 4.2(b)(I) of the definition of operating expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the industrial center already has the same, Lessor already provides the services or Lessor agreed elsewhere in this lease to provide the same or some of them.

              (d) Lessor's obligation to provide the estimate and the actual costs is on a best-efforts basis. The determination of the estimated costs is solely within the discretion of the Lessor. Nonpayment of the estimated or actual direct costs will provide Lessor with the same legal rights with respect to such nonpayment that it has with respect to nonpayment of the base rent. No interest or earnings shall be payable by Lessor to Lessee if any sums accumulate pursuant to the operating costs paragraph; Lessee shall have no interest or ownership with respect to any sums accumulated by Lessor.

5.     SECURITY DEPOSIT.

       Lessee shall deposit with Lessor upon execution hereof Sixteen Thousand, Nine Hundred Eighty Six Dollars and 76/100 ($16,986.76); prepaid rent for month 1, Seven Thousand Four Hundred Forty Eight and 38/100 ($7,448.38) and Nine Thousand Five Hundred Thirty Eight and 38/100 ($9,538.38) as a security deposit for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any, rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall from time to time, increase during the term of this lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current base rent as the initial security deposit bears to the initial base rent. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee and Lessee with respect to said security deposit.

6.     USE.

       6.1 USE. The premises shall be used and occupied only for the warehousing, packaging and mailing of merchandise related to the Birthday Express, Children's Party Catalog and accessory retail operations as are legal within the City of Kirkland zoning code or any other use which is reasonably comparable and for no other purpose.

       6.2 COMPLIANCE WITH LAW. Lessee shall at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants, and restrictions of record, and requirements of any life insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the premises and the occupation and use by Lessee of the premises and of the common areas. Lessee shall not use nor permit the use of the premises or the common areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the industrial center.

       6.3    CONDITION OF PREMISES.

              (a) Lessor shall deliver the premises to Lessee clean and free of debris on the lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the premises shall be in good operating condition on the lease commencement date. In the event that it is determined that the warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3 (a) shall be of no force or effect if prior to the date of this lease, Lessee was an owner or occupant of the premises.

              (b) Except as otherwise provided in this lease, Lessee hereby accepts the premises in their condition existing as of the lease commencement date or the date that Lessee takes possession of the premises, whichever is earlier; subject to all applicable zoning, municipal county and state laws, ordinances and regulations governing and regulating the use of the premises, and any covenants or restrictions of record, and accepts this lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the premises for the conduct of Lessee's business.

7.     MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREAS SERVICES.

       7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of paragraph 4.2 (Operating Expenses), 6 (Use), 7.2 (lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage. Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the common areas and all parts thereof as well as providing the services for which there is an operating expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessor shall periodically, at its sole discretion, paint the exterior building walls. The cost of any such building maintenance items shall be in accordance with all provisions in paragraph 4.2
              (Operating Expenses) of this lease.    Lessor shall not be liable
              for damages or loss of any kind or nature by reason of Lessor's failure to furnish any common areas services when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

       7.2    LESSEE'S OBLIGATIONS.

              (a) Subject to the provisions of paragraph 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction) Lessee, at Lessee's expense shall keep in good condition and repair the premises and every part thereof (whether or not the damaged portion of the premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities, and equipment within the premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor upon demand, for the cost thereof.

              (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the premises after ten (10) days prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next base rent installment.

              (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the premises to Lessor in the same condition as received, ordinary wear and tear accepted, clean and free of debris. Any damage or deterioration of the premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment, notwithstanding anything to the contrary otherwise stated in this lease. Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

       7.3    ALTERATIONS AND ADDITIONS.

              (a) Lessee shall not without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations on or about the premises, or the industrial center, except for nonstructural alterations to the premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alterations to the interior of the premises, the exterior of the building nor the industrial center without Lessor's prior written consent. As used in this paragraph
              7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or utility installations at the expiration of the term, and restore the premises and the industrial center to their prior condition. Lessor may require Lessee to, provide Lessor, at Lessee's sole cost and expense, a lien and complete bond in an amount equal to one and one half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions, utility installations, without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

              (b) Any alterations, improvements, additions or utility installations in or about the premises or the industrial center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permits in a prompt and expeditious manner.

              (c) Lessee shall pay when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the premises, which claims are or may be secured by any mechanics or materialmen's lien against the premises, or the industrial center, or any interest therein. Lessee shall give to Lessor not less than ten (10) days notice prior to the commencement of any work in the premises, and Lessor shall have the right to post notices of non-responsibility in or on the premises or the building as provided by law. If Lessee shall, in good faith, contest the validity of such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the premises of the industrial center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the premises and the industrial center free from the effect of such lien or claim in addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

              (d) All alterations, improvements, additions, utility installations (whether or not such utility installations constitute trade fixtures of Lessee) , which may be made on the premises, shall be the property of Lessor and shall remain upon and be surrendered with the premises at the expiration of the lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a) Notwithstanding the provisions of this paragraph 7.3(d). Lessee's machinery and equipment other than that which is affixed to the premises so that it cannot be removed without material damage to the premises and other than utility installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

       7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the building and the common areas for the benefit of Lessor or Lessee, or any other Lessee of the industrial center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detector systems, so long as such installations do not unreasonably interfere with Lessee's use of the premises.

8.     INSURANCE INDEMNITY.

       8.1 LIABILITY INSURANCE - LESSEE. Lessee shall at Lessee's expense obtain and keep in force during the term of this lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessor against any liability arising out of the use, occupancy or maintenance of the premises and the industrial center. Such insurance shall be an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said Insurance shall not however limit the liability of Lessee hereunder.

       8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this lease a policy of Combined Single Limit Bodily injury and Property Damage Insurance insuring Lessor but not Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the industrial center in an amount not less than $500,000.00 per occurrence.

       8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this lease a policy or policies of insurance, covering loss or damage to the industrial center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the premises) special extended perils ("all risk"' as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all operating expenses for said period in the event that the premises shall suffer an insured loss as defined in paragraph 9.1 (g) hereof, the pro rata deductible amounts under the casualty insurance policies relating to the premises shall be paid by Lessee, subject to all provisions in paragraph 9.0 (Damage and Destruction) of this lease. Lessee shall have its rental obligation abated in direct proportion to the timing and amount of funds received by the Lessor from the Insurance Policy covering rental value insurance.

       8.4    PAYMENT OF PREMIUM INCREASE.

              (a) After the term of this lease has commenced, Lessee shall not be responsible for paying Lessee's share of any increase in the property insurance premium for the industrial center specified by Lessor's insurance carrier as being caused by the use, acts or omissions, of any other Lessee of the industrial center, or by the nature of such other Lessee's occupancy which create an extraordinary or unusual risk.

              (b) Lessee however shall pay the entirety of any increase in the property insurance premium for the industrial center over what it was immediately prior to the commencement of the term of this lease, if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

       8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating of A-1 or AAA or better or such other rating as may be required by a lender having a lien on the premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

       8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the premises whether due to the negligence of Lessor or Lessee or their agents, employees contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

       8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the industrial center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee, in or about the premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the industrial center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

       8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, invitees, customers, or any other non employee persons of Lessee in or about the premises or the industrial center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions, arising upon the premises or upon other portions of the industrial center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or user of the industrial center, nor from the failure of Lessor to enforce the provisions of any other lease of the industrial center.

9.     DAMAGE OR DESTRUCTION.

       9.1    DEFINITIONS.

              (a) "Premises, Partial Damage" shall mean if the premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the premises.

              (b) "Premises, Total Destruction" shall mean if the premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the premises.

              (c) "Premises, Building Partial Damage" shall mean if the building of which the premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the building.

              (d) "Premises, Building Total Destruction" shall mean if the building of which the premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the building.

              (e) "Industrial Center Buildings" shall mean all of the buildings on the industrial center site.

              (f) "Industrial Center Buildings, Total Destruction" shall mean if the industrial center buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the industrial center buildings.

              (g) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an insured loss has a deductible amount shall not make the loss an uninsured loss.

              (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by Lessees.

       9.2    PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

              (a) Insured Loss. Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this lease there is damage which is an insured loss and which falls into the classification of either premises damage or premises building partial damage, then Lessor shall at Lessor's expense repair such damage to the premises, but not Lessee's fixtures, equipment or tenant improvements as soon as reasonably possible and this lease shall continue in full force and effect.

              (b) Uninsured Loss. Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease, there is damage which is not an insured loss, and which falls within the classification of premises partial damage or premises building partial damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the premises, Lessor may at Lessor's option either (1) repair such damage as soon as reasonably possible, at Lessor's expense, in which event this lease shall continue in full force and effect, or (2) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor in which event this lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such Ten (10) day period this lease shall be canceled and terminated as of the date of the occurrence of such damage.

       9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; INDUSTRIAL CENTER BUILDINGS TOTAL DESTRUCTION.

              (a) Subject to the provisions of paragraph 9.4 and 9.5 if at any time during the term of this lease there is damage whether or not it is an insured loss, and which falls into the classifications of either (1) premises total destruction, or (2) premises building total destruction or (3) industrial center buildings total destruction, then Lessor may at

              Lessor's option either (1) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this lease shall continue in full force and effect, or (2) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this lease shall be canceled and terminated as of the date of the occurrence of such damage.

       9.4    DAMAGE NEAR END OF TERM.

              (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease, there is substantial damage, whether or not an insured loss; which falls within the classification of premises partial damage, Lessor may at Lessor's option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

              (b) Notwithstanding paragraph 9.4 in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss failing without the classification of premises partial damage during the last six (6) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements; as soon as reasonably possible and this lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's selection to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

       9.5    ABATEMENT OF RENT; LESSEE'S REMEDIES.

              (a) In the event Lessor repairs or restores the premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

              (b) If Lessor shall be obligated to repair or restore the premises under the provisions of this paragraph 9 and shall not the such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this lease shall terminate as of the date of such notice.

       9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

       9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.    REAL PROPERTY TAXES.

       10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax as defined in paragraph 10.3 applicable to the industrial center subject to reimbursement by Lessee of Lessee's share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

       10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the industrial center by other Lessees or by Lessor for the exclusive enjoyment of such other Lessees. Lessee shall, however, pay to Lessor at the time that operating expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax, if assessed solely by reason of additional improvements placed upon the premises by Lessee or at Lessee's request.

       10.3 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any term of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the industrial center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district, thereof, as against any legal or equitable interest of Lessor in the industrial center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the industrial center.

       10.4 JOINT ASSESSMENT. If the industrial center is not separately assessed, Lessee's share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof in good faith, shall be conclusive. Lessor acknowledges that the Industrial Center consists of two adjacent tax parcels (#33-26-05-9031 1700 33 2605, 50 1700). The two
              Industrial Center parcels are separately assessed.

       10.5   PERSONAL PROPERTY TAXES.

              (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

              (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall, pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.    UTILITIES.

       Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the premises, together with any taxes thereon if any such services are not separately metered to the premises. Lessee shall pay at Lessor's option, either Lessee's share of a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the building.

12.    ASSIGNMENT AND SUBLETTING.

       12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the lease or in the premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this lease without the need for notice to Lessee under paragraph 13.1.

       12.2   LESSEE AFFILIATE.  Notwithstanding the provisions of paragraph
              12.1 thereof, Lessee may assign or sublet the premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the premises, all of which are referred to as "Lessee Affiliate" provided that before such assignment shall be effective said assignee shall assume, in full; the obligations of Lessee under this Lease. Any such assignment shall not in any way affect or limit the liability of Lessee under the terms of this lease even if after such assignment or subletting the terms of this lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

       12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the base rent and Lessee's share of operating expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment in the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this lease or amendments or modifications of this lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

       12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the premises and shall be included in subleases.

              (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublease under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

              (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor in entering into any sublease. Lessee shall use only such form of sublease as is satisfactory to Lessor and once approved by Lessor, such sublease shall not be changed or modified without Lessor's, prior written consent. Any sublease shall, by reason of entering into a sublease under this lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

              (c) If Lessee's obligations under this lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantees give their written consent to such sublease and the terms thereof.

              (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or after the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

              (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the lease or sublease and without containing their consent and such action shall not relieve such persons from liability.

              (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor or any security held by Lessor or Lessee.

              (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublease to attorn to Lessor, in which event Lessor shall undertake the obligation of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease, provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

              (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

              (i) No sublease shall further assign or sublet all or any part of the premises without Lessor's prior written consent.

              (j) Lessor's written consent to any subletting of the premises by Lessee shall not constitute an acknowledgment that no default then exists under this lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default except as may be otherwise stated by Lessor at the time.

              (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

       12.5 ATTORNEY'S FEES. In the event, Lessee shall assign or sublet the premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request.


13.    DEFAULT REMEDIES.

       13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this lease by Lessee.

              (a)    The vacating or abandonment of the premises by Lessee

              (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

              (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's noncompliance is such that more than ten (10) days are reasonable required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said ten (10) day period and thereafter obligingly prosecutes such cure to completion. To the extent permitted by law, such ten (10) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

              (d) (1) The making by Lessee of any general arrangement or general assignment for the benefit of creditors, (2) Lessee becomes a "debtor" as defined in 11 U.S.C. & 101 or any successor statute thereto, (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days, (3) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the premises, or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the premises or of Lessee's interest in this lease, where such seizure is not discharged within thirty
              (30) days.  In the event that any provision of this paragraph 13.1
              (d) is contrary to any applicable law, such provision shall be of no force or effect.

              (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder was materially false.

       13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereunder, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default. Lessee shall not be In default of this lease by its act of exercising its early lease termination option - see Exhibit E.

              (a) Terminate Lessee's right to possession of the premises by any lawful means, in which case this lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the premises, expenses of reletting, including necessary renovation and alteration of the premises, reasonable attorney's fees, and any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

              (b) Maintain Lessee's right to possession in which case this lease shall continue in effect whether or not Lessee shall have vacated or abandoned the premises, in such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

              (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this lease shall bear interest from the date due at the maximum rate then allowable by law.

       13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than ten (10) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than ten (10) days are required for performance then Lessor shall not be in default if Lessor commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion. In the event of any material default by Lessor not capable of reasonable cure in the time and manner specified above, Lessee may at any time thereunder with or without notice or demand and without limiting Lessee in the exercise of any right or remedy which Lessee may have by reason of such default:

                     (a) Terminate the lease and surrender the premises to Lessor. In such event, Lessee shall be entitled to recover from Lessor all damages incurred by Lessee by reason of Lessor's default;

              or,

                     (b) In the event any condition arises in, or damage exists to the premises, which condition or damage is within Lessor's duty to maintain, correct or repair but Lessor falls to or is unable or unwilling to do so and for which immediate action is necessary to prevent potential injury to Lessee's customers, employees, property, or business, Lessee may, but shall not be required, make such repairs or perform such maintenance immediately, without notice to Lessor. Lessor shall reimburse Lessee for the reasonable and necessary costs or such repairs or maintenance within thirty (30) days after Lessee's demand for reimbursement submitted to Lessor with an itemized statement of the repairs and charges.

       13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of base rent, Lessee's share of operating expenses, or other Sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the property. Accordingly, if any installment of base rent. operating expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then base rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this lease to the contrary.


14.    CONDEMNATION.

       If the premises or any portion thereof or the industrial center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the premises, or more than twenty five percent of that portion of the common areas designated as parking for the industrial center is taken by condemnation, Lessee may at Lessee's option, to be exercised in writing only within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession) terminate this lease as of the date the condemning authority takes such possession. If Lessee does not terminate this lease in accordance with the foregoing, this lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the premises taken bears to the total floor area of the premises. No reduction of rent shall occur if the only area taken is that which does not have the premises located thereon. Any award for the taking of all or any part of the premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.    BROKER'S FEE.

       Upon execution of this lease by both parties, Lessor shall pay all fees due to Brokers. Lessee hereby warrants that it has no written agreement with any broker.

16.    ESTOPPEL CERTIFICATE.

              (a) Each party (as "responding party") shall at any time, upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party, a statement in writing (1) certifying that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the premises or of the business of the requesting party.

              (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (1) this lease is in full force and effect without modification except as may be represented by the requesting party,
              (2) there are no incurred defaults in the requesting party's performance, and (3) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

              (c) If Lessor desires to finance, refinance or sell the property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes, herein set forth.

17.    LESSOR'S LIABILITY.

       The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the industrial center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor heroin named (and in case of any subsequent transfer's, then the grantor) shall be relieved from and after the date of such transfer or all liability as respects Lessor's obligations thereafter to be performed, except for Lessor's obligations set forth in Exhibit C, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership, except for Lessor obligations set forth in Exhibit C.

18.    SEVERABILITY.

       The invalidity of any provision of this lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.    INTEREST ON PAST-DUE OBLIGATIONS.

       Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.    TIME OF ESSENCE.

       Time is of the essence with respect to the obligations under this Lease.

21.    ADDITIONAL RENT.

       All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's share of operating expenses and insurance and tax expenses payable shall be deemed to be rent.

22.    INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS.

       This lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction, nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the premises or the property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupation Safety Health Act, the legal use and adaptability of the premises and the compliances thereof with all applicable laws and regulations in effect during the term of this Lease, except as otherwise specifically stated in this Lease.

23.    NOTICES.

       Any notice required or permitted under this lease shall be given when actually delivered or 48 hours after deposited in United States mail as certified mail addressed to the address following or to such other address as may be specified from time to time by either of the parties in writing.

       Lessee:              Birthday Express, Inc.
                            11220-120th Avenue NE, Suite 101
                            Kirkland, WA 98033

       Lessor:              405 Business Park Limited Partnership
                            Continental Real Estate Management Services
                            601 Union Street, Suite 2000
                            Seattle, WA 98101

24.    WAIVERS.

       No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25.    RECORDING.

       Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this lease for recording purposes.

26.    HOLDING OVER.

              (a) If Lessee does not vacate the leased premises at the time required, Lessor shall have the option to treat Lessor as a tenant from month to month, subject to all of the provisions of this lease except the provisions for term and renewal (and at a rental rate equal to 125 percent of the rent last paid by Lessee during the original term for the first two months of the lease period. After the second month, the rental shall be increased to represent 150 percent hold over cost). Failure of Lessee to remove fixtures, furniture, furnishings, or trade fixtures which Lessee is required to remove under this lease shall constitute a failure to vacate to which this paragraph shall apply if the property not removed will substantially interfere with occupancy of the premises by another tenant or with occupancy by Lessor for any purpose including preparation for a new tenant.

              (b) If a month to month tenancy results from a holdover by Lessee under this paragraph 26, the tenancy shall be terminable at the end of any monthly rental period on written notice from Lessor given not less than ten (10) days prior to the termination date which shall be specified in the notice. Lessee waives any notice which would otherwise be provided by law with respect to a month to month tenancy.

27.    CUMULATIVE REMEDIES.

       No remedy or election hereunder, shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.    COVENANTS AND CONDITIONS.

       Each provision of this lease performable by Lessee shall be deemed both a covenant and a condition.

29.    BINDING EFFECT, CHOICE OF LAW.

       Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this lease shall bind the parties, successors and assigns. This lease shall be governed by the laws of the state where the industrial center is located and any litigation concerning this lease between the parties hereto shall be initiated in the county in which the industrial center is located.

30.    ATTORNEY'S FEES.

       If either party named herein bring an action to enforce the terms, hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

31.    LESSOR'S ACCESS.

       Lessor and Lessor's agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or Lessees, and making such alterations, repairs, improvements or additions to the premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the premises or the building any ordinary "For Sale" signs, and Lessor may at any time during the last 120 days of the term hereof place on or about the premises any ordinary "For lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32.    AUCTIONS.

       Lessee shall not conduct nor permit to be conducted, either voluntarily or involuntarily, any auction upon the premises or the common areas without first having obtained Lessor's prior written consent notwithstanding anything to the contrary in this lease. Lessor shall not be obligated to exercise any standard of reasonableness, in determining whether to grant such consent.

33.    SIGNS.

       Lessee shall have the right, at its sole cost, to professionally install two building exterior wall mounted signs, subject to the following conditions:

       1) Lessee shall have the right to install one (1) sign on the eastern building wall, facing I-405. Such sign shall not exceed 54 square feet and Lessee shall be responsible for gaining all required city of Kirkland permits. Lessee shall submit a sketch of the desired sign to the Lessor for its approval, such approval shall not be unreasonably withheld.

       2) Lessee shall have the right to install one (1) sign on the western building wall, facing 120th Street. Such sign shall not exceed 36 square feet and Lessee shall be responsible for gaining all required city of Kirkland permits. Lessee shall submit a sketch of the desired sign to the Lessor for its approval, such approval shall not be unreasonably withhold.

       3) Lessee shall have the right to seek appropriate permits from the city of Kirkland to install temporary sign and/or displays on the roof of the building. Such displays shall not be on the roof in excess of 14 days and all displays shall be approved in advance by the Lessor, such approval shall not be unreasonably withheld.

34.    MERGER.

       The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall at the option of Lessor terminate all or any existing subtenancies or may at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35.    CONSENTS.

       Except for paragraph 33 hereof, wherever in this lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

36.    GUARANTOR.

       In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

37.    QUIET POSSESSION.

       Upon Lessee paying the rent for the premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the premises for the entire term hereof subject to all of the provisions of this lease. The individuals executing this lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this lease on behalf of Lessor and that such execution is binding upon all parties, holding an ownership interest in the property.

38.    SECURITY MEASURES.

       Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the premises or the industrial center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents, and invitees from act of third parties. Nothing herein contained shall prevent Lessor at Lessor's sole option, from providing security protection for the industrial center or any part thereof, in which event the cost thereof shall be included within the definition of operating expenses, as set forth in paragraph 4.2(b).

39.    EASEMENTS.

       Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this lease by Lessee without the need for further notice to Lessee.

40.    PERFORMANCE UNDER PROTEST.

       If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation, on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this lease.

       Any legal action relating to this lease shall be brought only in King County Superior Court in the State of Washington.

41.    AUTHORITY.

       If Lessee is a corporation, trust, or general or limited partnership, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute this lease on behalf of said entity. If Lessee is a corporation, trust, or partnership, Lessee shall, within thirty (30) days after execution of this lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

42.    CONFLICT.

       Any conflict between the printed provisions of this lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewriter or handwritten provisions.

43.    OFFER.

       Preparation of this lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This lease becomes binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

44.    SUBORDINATION.

       This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Lessee agrees to execute, at no expense to the Lessor, any instrument which may be deemed necessary or desirable by the Lessor to further effect the subordination of this lease to any mortgage, deed of trust or encumbrances.

45.    OPTION TO RENEW.

       See Exhibit E, Addendum 4.

LESSOR:                            LESSEE:


          /S/ Stephen C. Grey                /S/ Michael K Jewell
------------------------------------         -----------------------------------

Stephen C. Grey, Senior Vice President       Michael K Jewell, President

405 Business Park Limited Partnership        Jan A. Jewell, Co-President
c/o Continental Real Estate Management       Birthday Express, Inc.
Services                           11220-120th Avenue NE, Suite
102
601 Union Street, Suite 2000            Kirkland, WA 98033
Seattle, WA 98101

State of Washington      )
                         ) ss.
County of King           )

On this 9th day November, 1995, before me, personally appeared Stephen C. Grey, to me known to be the Senior Vice President, of the corporation that executed the within and foregoing instrument; and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed hereto (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.


               /S/ Carole Jean Larson
          ---------------------------------------------
          Notary Public in and for the State of                            SEAL
          Washington residing at Auburn
          My Appointment Expires: 6-15-98



State of Washington      )
                         ) ss.
County of King           )

On this 9th day November, 1995, before me, personally appeared Michael Jewell,
to me known to be the                  President, of the corporation that
executed the within and foregoing instrument; and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed hereto (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.


               /S/ Renee Long
          ---------------------------------------------
          Notary Public in and for the State of
          Washington residing at __________
          My Appointment Expires: 1-19-96

                                     EXHIBIT A

                                      Premises


                                      [ROOM PLAN]

                                     EXHIBIT B
                                 LEGAL DESCRIPTION

PARCEL 1:


THE NORTH HALF OF THE SOUTH TWO-THIRDS DESCRIBED AS FOLLOWS:

THE NORTH 348.12 FEET OF THE SOUTH 690 FEET OF THE WEST 375.38 FEET OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 26 NORTH, RANGE 5 EAST, W.M. IN KING COUNTY, WASHINGTON; AND THE NORTH 11.29 FEET OF THE SOUTH HALF OF SAID SOUTH TWO-THIRDS; EXCEPT THE WEST 30 FEET FOR ROAD; AND EXCEPT PORTIONS DEEDED TO THE STATE OF WASHINGTON FOR PRIMARY STATE HIGHWAY NO. 1, RECORDED UNDER RECORDING NUMBERS 4561981 AND 96362465.

PARCEL 2:

THE NORTH 179.75 FEET OF THE SOUTH 446.63 FEET OF THE WEST 375.38 FEET OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 26 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON; EXCEPT THE WEST 30 FEET FOR ROAD; EXCEPT PORTIONS DEEDED TO THE STATE OF WASHINGTON FOR PRIMARY STATE HIGHWAY NO. 1 BY DEEDS RECORDED UNDER RECORDING NUMBERS 4561981, 6362465, 4585665 AND 6404474;

TOGETHER WITH AN EASEMENT FOR DRIVEWAY PURPOSES OVER A STRIP OF LAND 26.67 FEET WIDE, WHOSE SOUTH MARGIN IS THE NORTH MARGIN OF THIS PARCEL;

TOGETHER WITH AN EASEMENT FOR PARKING OVER THE NORTH 40 FEET OF THE SOUTH 266.88 FEET OF THE WEST 375.38 FEET, AND AN EASEMENT FOR INGRESS AND EGRESS OVER THE SOUTH 25 FEET OF THE NORTH 65 FEET OF THE SOUTH 266.88 FEET OF THE WEST 375.38 FEET; ALL IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER, SECTION 33, TOWNSHIP 26 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS OVER THE SOUTH 25 FEET OF THE NORTH 179.75 FEET OF THE SOUTH 446.63 FEET OF THE WEST 375.38 FEET; AND RESERVING THE MUTUAL RIGHT OF PARKING ON THE NORTH 40 FEET OF THE SOUTH 266.88 FEET OF THE WEST 375.38 FEET; BOTH TO THE BENEFIT OF RESENT AND FUTURE OWNERS OF THE SOUTH 266.88 FEET OF THE WEST 375.38 FEET, ALL IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER.

OF SECTION 33, TOWNSHIP 26 NORTH, RANGE 5 EAST, W.M. IN KING COUNTY, WASHINGTON; EXCEPT THAT PORTION LYING WITHIN NORTHEAST 112TH STREET, IF ANY; AND EXCEPT THE WEST 30 FEET OF ROAD; AND EXCEPT PORTION CONVEYED TO THE STATE OF WASHINGTON BY DEEDS RECORDED UNDER RECORDING NUMBERS 457359 AND 6350591.

PARCEL 3:

THE NORTH ONE-THIRD OF THE NORTH 348.12 FEET OF THE SOUTH 690 FEET OF THE WEST
375.38 FEET OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 26 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON; EXCEPT THE WEST 30 FEET THEREOF FOR ROAD PURPOSES; AND EXCEPT THAT PORTION THEREOF CONVEYED TO THE STATE OF WASHINGTON FOR SECONDARY STATE HIGHWAY NO. 2-A BY DEEDS RECORDED UNDER RECORDING NUMBERS 4569597, RECORDS OF SAID COUNTY;

EXCEPT THAT PORTION OF SAID NORTH ONE-THIRD LYING WITHIN THE NORTH 630 FEET OF SAID NORTHEAST QUARTER OF THE NORTHWEST QUARTER.

                                     EXHIBIT C

                                  HAZARDOUS WASTE

The term "Hazardous Substances", as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface of subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should Lessee fail to take such corrective action within 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the lease, the premises is found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease. Lessee shall not be liable or responsible for any claims arising from the presence of any Hazardous Substance determined to be on the site prior to Lessee's occupancy. If at any time during the term of the lease or any extension or renewal thereof, the premises and/or Industrial Center are found to be contaminated by Hazardous Substances or subject to said conditions which are determined to have been on the premises prior to the inception of the lease, Lessor shall, in accordance with all federal, state, and/or local governmental mandates, diligently institute proper and thorough cleanup procedures at Lessor's sole cost, and Lessor agrees to indemnify and hold Lessee harmless from all claims, demands, actions, liabilities, costs, expenses, damages, and obligations of any nature arising from or as a result of the prior presence of Hazardous Substances or conditions caused thereby. The foregoing indemnification and the responsibilities of Lessor shall survive the termination or expiration of this lease. If Lessor is not able to immediately institute proper and thorough cleanup procedures in accordance with all federal, state, and/or local governmental mandates, and if in Lessee's opinion said failure to do so detrimental to Lessee continuing business on the premises or to Lessee's employees, Lessee reserves the right to terminate the lease pursuant to Paragraph 13.3

Permitted Materials (if none, enter none): None

                                     EXHIBIT D

                                   Rent Schedule

                 MONTHS                                    RENT
                 ------                                    ----
                   1-4                                    Free*
                  5-25                                  $7,448.38
                  26-61                                 $9,538.38


* Rental abatement for months 1 -4 shall include full abatement of all CAM charges.

                                     EXHIBIT E

                                     ADDENDUM 1

1.   PREMISES, PARKING AND COMMON AREAS 12.1 PREMISES)

     Lessee to occupy 14,534 square feet December 1, 1995 through December 31, 1997.

     Lessee to occupy 16,734 square feet January 1, 1998 through December 31, 2000.

     Lessee shall have the right during the period December 1. 1995 - December 31, 1997 to utilize approximately 2,200 square feet of this space on a non-permanent and strictly periodic basis for the purpose of general storage and/or company meetings.

2.   TERM (3.1 TERM)

     Lessee shall have the option to terminate this Lease anytime after the 37th month, by giving the Lessor 120 days notice prior to said termination date and by paying a penalty of $13,387.20 on a sliding scale of $13,387.20 for the 38th month to $0.00 for the 60th month.

3.   OPTION TO RENEW

     Provided Lessee is not in default of the terms and conditions of the Lease, Lessee has the option to renew its Lease under the same terms and conditions contained in this lease for two (2) additional terms of three
     (3) years ("Extended Term`) following expiration of the Initial Term, provided that Base Rent shall be market rate for a five year lease in comparable buildings in the vicinity. The option shall be exercised by Lessee giving not less that one hundred and eighty (150) days written notice of its intent to exercise its option to renew. If Lessor and Lessee fail to agree in writing on base rent for the extended term within forty five (45) days of Lessor's receipt of Lessee's notice exercising the option, then the option shall be void and Lessee's original notice exercising the option shall be treated as if it were never given.

4.   EXCLUSIVITY OF LESSEE'S USE

     Lessor agrees, during the term of this Lease not to lease any space within the Industrial Center to a "Party Goods", store or mail order company. A "Party Goods", store or mail order Company shall be considered as any Lessee whose primary use of Premises is the sale or distribution of paper, plastic or party favor gifts; expressly utilized for party or entertainment functions.

                                     EXHIBIT E

                                    ADDENDUM 1A


                                    [SITE PLAN]